Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT

THIS THIRD AMENDMENT TO RECEIVABLES TRANSFER AGREEMENT (this “Amendment”) is entered into as of April 23, 2013 by and among BUNGE SECURITIZATION B.V., a private limited liability company organized under the laws of the Netherlands (the “Seller”), BUNGE FINANCE B.V., a private limited liability company organized under the laws of the Netherlands, as Master Servicer (the “Master Servicer”), BUNGE LIMITED, a company formed under the laws of Bermuda, as Performance Undertaking Provider (the “Performance Undertaking Provider”), Coöperatieve Centrale Raiffeisen Boerenleenbank B.A., as administrative agent (in such capacity, the “Administrative Agent”) and each of the Purchaser Agents party hereto with respect to that certain Receivables Transfer Agreement, dated as of June 1, 2011, by and between the Seller, the Master Servicer, the Performance Undertaking Provider, Coöperatieve Centrale Raiffeisen Boerenleenbank B.A., as administrative agent and the Conduit Purchasers, Committed Purchasers and Purchaser Agents party thereto (as amended from time to time, the “Agreement”).  Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto, or incorporated by reference, in the Agreement.

PRELIMINARY STATEMENTS

WHEREAS, the German Originator would now like to sell Receivables of certain (direct or indirect) Subsidiaries of Lidl Stiftung & Co. KG (“Lidl Obligors”) under the German RPA.  In order to do so, the Seller, the Master Servicer and the Performance Undertaking Provider would like the Administrative Agent and the Purchaser Agents to consent, and subject to the terms hereof the Administrative Agent and the Purchaser Agents are willing to consent, to certain amendments to the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1.                                      Amendments; Limitations.

1.1.                            Amendments

At the request of the Seller, the Master Servicer and the Performance Undertaking Provider, the Administrative Agent and the Purchaser Agents hereby consent to and agree that:

(a)                                 the list of Excluded Obligors in Schedule 9 (Excluded Obligors) to the Agreement with respect to the German Originator shall be amended by replacing the non-excluded customers currently listed on such Schedule 9 with the non-excluded customers listed in Schedule 1 (Non-Excluded Obligors) to this Amendment;

(b)                                 the following parenthetical shall be added at the end of sub-paragraph (d) of the definition of “Eligible Receivable”:

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Third Amendment to Receivables Transfer Agreement

“(or, solely with respect to those entities listed in Schedule 2 (Approved Obligors with non-standard payment terms) to the third amendment to this Agreement dated April 23, 2013 and made between the Seller, the Master Servicer, the Performance Undertaking Provider, the Administrative Agent and the Purchaser Agents party thereto, within 86 days from the original billing date therefor);”;

(c)                                  sub-paragraph (d) of the definition of “Concentration Amount” shall be deleted in its entirety and replaced with the following:

“(d) the aggregate amount by which the Outstanding Balance of all the Portfolio Receivables that qualify as Eligible Receivables and have original payment terms greater than 30 days exceeds 20% of the Outstanding Balance of all the Portfolio Receivables that qualify as Eligible Receivables at such time;”;

(d)                                 The following sub-paragraph (j) shall be added to the definition of “Concentration Amount”:

“(j) the aggregate amount by which the aggregate Outstanding Balance of all the Portfolio Receivables that qualify as Eligible Receivables owing by all (direct or indirect) Subsidiaries of Lidl Stiftung & Co. KG exceeds 2% of the Outstanding Balance of all the Portfolio Receivables that qualify as Eligible Receivables at such time.”; and

(e)                                  Schedule 1 (Non-Excluded Obligors) and Schedule 2 (Approved Obligors with non-standard payment terms) to this Amendment may be amended from time to time by the addition or removal of any Lidl Obligor at any date in the future by a notice in the form attached hereto as Schedule 3 (Form of notice for addition or removal of Lidl Obligors), signed by the Seller, the Master Servicer and the Performance Undertaking Provider, and counter-signed by the Administrative Agent and each of the Purchaser Agents.

1.2.                            General Limitations.  Notwithstanding anything to the contrary herein or in the Transaction Documents, by executing this Amendment, none of the Purchaser Agents is now consenting to, nor has any Purchaser Agent agreed to consent in the future to, any additional exceptions to the definitions of “Eligible Receivable” or “Excluded Obligor” or any other provisions of any Transaction Document other than as expressly set forth in Section 1.1 above.

1.3.                            No Waiver of Indemnification, Etc.  Without limiting the generality of the foregoing and for the avoidance of doubt, no Purchaser Agent is hereby waiving or releasing, nor have any of them agreed to waive or release in the future, any right or claim to indemnification or reimbursement by, or damages from any of the Seller, the Master Servicer or the Performance Undertaking Provider under any Transaction Document, including without limitation, for any liability, obligation, loss, damage, penalty, judgment, settlement, cost, expense or disbursement resulting or arising directly or indirectly from consents set forth in Section 1.1 above.

1.4.                            Acknowledgement.  The German Originator, in its capacities as Seller under the German RPA and as a Sub-Servicer under the Servicing Agreement hereby consents to and acknowledges the amendments to the Agreement outlined in Section 1.1 above.

2.                                      Representations and Warranties.  Each of the Seller, the Master Servicer and the Performance Undertaking Provider represents and warrants to the other parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in the Agreement, as such representations and warranties apply to such Person, is true and correct in all

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material respects on and as of the date hereof as though made on and as of such date except for representations and warranties stated to refer to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date.

3.                                      Condition Precedent.  This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the parties hereto.

4.                                      Miscellaneous.

4.1.                            Except as expressly amended hereby, the Agreement shall remain unaltered and in full force and effect, and each of the parties thereto hereby ratifies and confirms each of the Transaction Documents to which it is a party.

4.2.                            GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

4.3.                            CONSENT TO JURISDICTION.

(a)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment.  Each party hereto hereby irrevocably waives, to the fullest extent that it may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.  Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b)                                 Each of the parties hereto consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in the Agreement.  Nothing in this Section 4.3 shall affect the right of any party to serve legal process in any manner permitted by law.

4.4.                            CONSENT OF JURY TRIAL.  TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS OR OTHERWISE.  EACH OF THE PARTIES HERETO AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY.  WITHOUT LIMITING THE FOREGOING, EACH OF THE PARTIES HERETO FURTHER AGREES THAT ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT OR ANY PROVISION

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HEREOF.  THIS CONSENT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AMENDMENT.

4.5.                            This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

4.6.                            To the fullest extent permitted by applicable law, delivery of an executed counterpart hereof via facsimile or via electronic mail of a .pdf copy hereof shall have the same force and effect as delivery of an executed original hereof.

<Signature pages follow>

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SCHEDULE 1

NON-EXCLUDED OBLIGORS

Customer number	Company name
76003697	Lidl Italia S.R.L.
76003698	Lidl Supermercados, S.A.
76003699	Lidl Dienstleistung GmbH & Co. KG
76003700	Lidl Dienstleistung GmbH & Co. KG
76003701	Lidl & Cia
76003702	Lidl Hellas & Sia O.E.
76003703	Lidl Schweiz Dl GmbH
76003704	Lidl France S.N.C.
76003705	Lidl France S.N.C.
76003710	Kaufland Warenhandel GmbH & Co. KG 2757811
76003711	Kaufland Warenhandel GmbH & Co. KG 2757811
76003712	Kaufland Warenhandel GmbH & Co. KG 111944
76003965	Haas & Birtel GmbH & Co.
76003970	Rewe Zentralfinanz eG Zentrale 090061
76004317	Lidl Cyprus
76003825	MGE-Bereich Kaufhof
76003826	MDL Metro Group Logistics Warehousing GmbH & Co. KG
76003803	Rewe für Sie Eigengeschäft
76003804	Citti Warenhandelsgesellschaft mbH & Co. KG
76003805	Citti GV-Partner Grosshandel GmbH & Co. KG

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76003806	Jomo GV-Partner Grosshandel GmbH & Co. KG
76003807	Citti Märkte GmbH & Co. KG
76003808	Jomo-Citti GV-Partner Grosshandel GmbH & Co. KG
76003809	Ringel GV-Partner Grosshandel GmbH & Co. KG
76003811	Bartels - Langness Handelsges. mbH & Co. KG
76003812	Service Bund GmbH & Co. KG
76003813	BBB & R Handels GmbH
76003818	Tegut, Theo Gutberlet Stiftung & Co.
76003823	Metro MGE Einkauf GmbH & Co. KG
76003824	MGE-Bereich Metro C&C
76003831	Lupus Handelsgesellschaft mbH
76003832	Georg Josef Kaes
76003833	Rewe Zentral AG
76003834	Rewe Zentral AG Niederlassung West Gesamt
76003836	Kaufland Warenhandel GmbH + Co. KG
76003837	Kaufland Warenhandel GmbH & Co. KG
76003838	Kaufland Warenhandel GmbH & Co. KG
76003840	Ratio Handel GmbH & Co. KG
76003841	Kaiser-S Tengelmann AG
76003844	Aldi Einkauf GmbH & Co. OHG Nord
76003845	Aldi Einkauf GmbH & Co. OHG Süd
76003846	Rewe Zentral AG
76003847	Rewe KGaA Niederlassung Rosbach
76003848	Toom-Markt Zn. Der Rewe Gross- Flächengesellschaft mbH

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76003850	Bünting Handel und Beteiligungs GmbH & Co. KG
76003851	Rewe Zentrale AG Bereich Handelsmarken
76003855	Rewe Grossverbraucher Service Ndl. der Rewe Zentral AG
76003857	Lidl Dienstleistung GmbH & Co. KG
76003858	Lidl Dienstleistung GmbH & Co. KG
76003859	Kaufland Warenhandel GmbH & Co. KG
76003860	Kaiser-S Tengelmann AG Handelsmarken-Bereich
76003863	MDL Metro Group Logistics Warehousing GmbH & Co. KG
76003865	Wasgau Produktion & Handels AG
76003871	Coop eG
76003873	K+K Klaas & Kock B.V. & Co. KG
76003874	Kaiser’s Tengelmann GmbH
76003875	Kaiser’s Tengelmann GmbH Handelsmarken-Bereich
76003852	Lidl Dienstleistung GmbH & Co. KG
76005225	Lidl Dienstleistung GmbH & Co. KG
76003924	Rewe Zentralfinanz GmbH Zentrale 090031
76003926	Markant Handels & Service GmbH Inkasso 090036
76003927	Markant Handels & Service GmbH Inkasso 090037
76003928	Markant Handels & Service GmbH Inkasso 090038
76003929	Markant Handels & Service GmbH Inkasso 090039
76003930	Rewe Zentralfinanz GmbH Zentrale 090060
76003931	Rewe Zentralfinanz GmbH Zentrale 090062
76003932	Rewe Zentralfinanz GmbH Zentrale 090063
76003933	Aldi GmbH & Co. KG Nord

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76003934	Georg Roth GmbH & Co. KG Zentrale 090071
76003935	Metro MGR Gruppen Rechnungsabwicklung GmbH 090079
76003936	Metro MGR Gruppen Rechnungsabwicklung GmbH 090080
76003937	Metro MGR Gruppen Rechnungsabwicklung GmbH 090081
76003938	Metro MGR Gruppen Rechnungsabwicklung GmbH 090082
76003939	Metro MGR Gruppen Rechnungsabwicklung GmbH 090084
76003940	Metro MGR Gruppen Rechnungsabwicklung GmbH 090085
76003941	Rewe Zentralfinanz GmbH Zentrale 090092
76003944	Netto GmbH & Co. OHG Zentrale 090097
76003945	Zentrale Handelsges. ZHG Zentrale 090098
76000897	REWE DORTMUND GROSSHANDEL EG
76005005	Kaufland Warenhandel GmbH & Co. KG
76004179	Lidl Bulgaria Eood & KO. KD
76006281	ALDI EINKAUF GmbH & Co. OHG SUED
76009175	Lidl Austria GmbH
76012004	Lidl Magyarorszag
76011972	Lidl D.O.O.K.D.
76012074	Markant Oesterreich GmbH

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SCHEDULE 2

APPROVED OBLIGORS WITH NON-STANDARD PAYMENT TERMS

Customer number	Company name
76003697	Lidl Italia S.R.L.
76003698	Lidl Supermercados, S.A.
76003699	Lidl Dienstleistung GmbH & Co. KG
76003700	Lidl Dienstleistung GmbH & Co. KG
76003701	Lidl & Cia
76003702	Lidl Hellas & Sia O.E.
76003703	Lidl Schweiz Dl GmbH
76003704	Lidl France S.N.C.
76003705	Lidl France S.N.C.
76003852	Lidl Dienstleistung GmbH & Co. KG
76003857	Lidl Dienstleistung GmbH & Co. KG
76003858	Lidl Dienstleistung GmbH & Co. KG
76004179	Lidl Bulgaria Eood & KO. KD
76004317	Lidl Cyprus
76005225	Lidl Dienstleistung GmbH & Co. KG
76009175	Lidl Austria GmbH

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SCHEDULE 3

FORM OF NOTICE FOR ADDITION OR REMOVAL OF LIDL OBLIGORS

Bunge Securitization B.V.
P.O. Box 4794
4803 ET Breda
The Netherlands

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A.
Croeselaan 18
3521 CB Utrecht
The Netherlands

Crédit Agricole Corporate & Investment Bank
9 quai du Président Paul Doumer
92920 Paris La Défense Cedex
France

HSBC Bank plc
8 Canada Square
London E14 5HQ

BNP Paribas, London Branch
10 Harewood Avenue
London NW1 6AA

[Date]

Dear [•]

Notice of Amendment: Schedules 1 (Non-Excluded Obligors) and 2 (Approved Obligors with non-standard payment terms) to the third amendment to Receivables Transfer Agreement

1.              We refer to the third amendment, entered into as of April 23, 2013 by and among Bunge Securitization B.V., (the “Seller”), Bunge Finance B.V., (the “Master Servicer”), Bunge Limited (the “Performance Undertaking Provider”), Coöperatieve Centrale Raiffeisen Boerenleenbank B.A., as administrative agent and a purchaser agent (the “Administrative Agent” and a “Purchaser Agent” respectively) and Crédit Agricole Corporate & Investment Bank,  BNP Paribas, London Branch and HSBC Bank plc (each, a “Purchaser Agent”) with respect to that certain receivables transfer agreement, dated as of June 1, 2011, by and between, amongst others, the Seller, the Master Servicer, the

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Performance Undertaking Provider, the Administrative Agent and the Purchaser Agents (as amended from time to time, the “Third Amendment”).  Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto, or incorporated by reference, in the Third Amendment.

2.              By this notice (this “Notice”), the Seller, the Master Servicer and the Performance Undertaking Provider request your consent to the following amendments to Schedule 1 (Non-Excluded Obligors) and Schedule 2 (Approved Obligors with non-standard payment terms) to the Third Amendment:

a.              that the non-excluded obligors currently listed in Schedule 1 (Non-Excluded Obligors) (including any amendment to that list effected by any previous notice (substantially in the form of this Notice) signed by all the parties hereto) to the Third Amendment be replaced with the non-excluded customers listed in Annex 1 (Revised List of Non-Excluded Obligors) to this Notice; and

b.              that the entities currently listed in Schedule 2 (Approved Obligors with non-standard payment terms) (including any amendment to that list effected by any previous notice (substantially in the form of this Notice) signed by all the parties hereto) be replaced with the entities listed in Annex 2 (Revised List of Obligors with non-standard payment terms) to this Notice.

3.              The German Originator, in its capacities as Seller under the German RPA and as a Sub-Servicer under the Servicing Agreement hereby consents to and acknowledges the amendments to the Third Amendment outlined in paragraph 2 of this Notice.

4.              By acknowledging and agreeing to this Notice by countersigning in the space provided below, the Administrative Agent and each Purchaser Agent consents to and acknowledges the amendments to the Third Amendment outlined in paragraph 2 of this Notice.

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5.              The amendments to the Third Amendment outlined in paragraph 2 of this Notice shall take effect when the Administrative Agent confirms to the Seller that it has received all the signature pages of this Notice countersigned by each Purchaser Agent.  In all other respects, the provisions contained in the Third Amendment shall remain unchanged and in full force and effect.

Yours sincerely,

BUNGE SECURITIZATION B.V.
By:
Name:
Title:

By:
Name:
Title:

BUNGE FINANCE B.V.

By:
Name:
Title:

By:
Name:
Title:

BUNGE LIMITED

By:
Name:
Title:

By:
Name:
Title:

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CONSENTED TO AND ACKNOWLEDGED:

WALTER RAU LEBENSMITTELWERKE GMBH, as German Originator and a Sub-Servicer

By:
Name:
Title:

By:
Name:
Title:

CONSENTED TO AND AGREED:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

By:
	Name:	Eugene van Esveld
	Title:	Director

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent

By:
Name:
Title:

By:
Name:
Title:

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HSBC BANK PLC, as Purchaser Agent

By:
Name:
Title:

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:
Name:
Title:

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ANNEX 1

REVISED LIST OF NON-EXCLUDED OBLIGORS

[TO BE PROVIDED]

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ANNEX 2

REVISED LIST OF APPROVED OBLIGORS WITH NON-STANDARD PAYMENT TERMS

[TO BE PROVIDED]

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

BUNGE SECURITIZATION B.V.

By:	/s/ L.F.S. Bagchus
Name: L.F.S. Bagchus
Title: Proxy holder

By:	/s/ B.M. van Beneden
Name: B.M. van Beneden
Title: Proxy holder

BUNGE FINANCE B.V.

By:	/s/ J.J. Kloet
Name: J.J. Kloet
Title: Director

By:	/s/ A.J. de Lange
Name: A.J. de Lange
Title: Director

BUNGE LIMITED

By:	/s/ Carla Heiss
Name: Carla Heiss
Title: Assistant General Counsel and Assistant Secretary

By:	/s/ Premchand Kanneganti
Name: Premchand Kanneganti
Title: Treasurer

[Signature to Third Amendment to Receivables Transfer Agreement]

CONSENTED TO AND AGREED:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., as Administrative Agent and Purchaser Agent

By:	/s/ Marco Roddenhof
Name: Marco Roddenhof
Title: Managing Director

By:	/s/ Bjorn Alink
Name: Bjorn Alink
Title: Managing Director

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as Purchaser Agent

By:	/s/ C. Boband
Name: C. Boband
Title: Executive Director

By:	/s/ F. Mazet
Name: Frederic Mazet
Title: Executive Director

HSBC BANK PLC, as Purchaser Agent

By:	/s/ Nigel Batley
Name: Nigel Batley
Title: Managing Director

BNP PARIBAS, LONDON BRANCH, as Purchaser Agent

By:	/s/ Baptiste Ranjard
Name: Baptiste Ranjard
Title: Attorney

[Signature to Third Amendment to Receivables Transfer Agreement]

Third Amendment to Receivables Transfer Agreement

CONSENTED TO AND ACKNOWLEDGED:

WALTER RAU LEBENSMITTELWERKE GMBH, as German Originator and a Sub-Servicer

By:	/s/ Manfred Hübschmann
Name: Manfred Hübschmann
Title: Managing Director

By:	/s/ Thomas Hussweiler
Name: Thomas Hussweiler
Title: Managing Director